[EX-99.906CERT]
                                                                   Exhibit (b)


                          SECTION 906 CERTIFICATIONS

     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                               By:   /S/ STEPHEN E. CANTER
                                     Stephen E. Canter
                                     Chief Executive Officer

                               Date: December 19, 2003


                               By:   /S/ JAMES WINDELS
                                     James Windels
                                     Chief Financial Officer

                               Date: December 19, 2003


THIS  CERTIFICATE IS FURNISHED  PURSUANT TO THE  REQUIREMENTS OF FORM N-CSR
AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, OR OTHERWISE SUBJECT TO THE LIABILITY OF THAT SECTION, AND SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT OF 1934.